495 P1 11/17

SUPPLEMENT DATED NOVEMBER 13, 2017

TO THE PROSPECTUS DATED DECEMBER 1, 2016

OF

FRANKLIN GLOBAL TRUST

(Franklin Global Real Estate Fund)

The Board of Trustees of Franklin Global Trust recently approved a proposal to reorganize the Franklin Global Real Estate Fund (the “Fund”), a series of Franklin Global Trust, with and into the Franklin Real Estate Securities Fund, a series of Franklin Real Estate Securities Trust.

It is anticipated that in the first quarter of 2018, shareholders of the Fund will receive a proxy card and a Prospectus/Proxy Statement requesting their votes on the reorganization.  If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about April 27, 2018 but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time) on December 21, 2017, the Fund will be closed to all new investors except as noted below.  Existing investors who had an open and funded account on December 21, 2017 can continue to invest in the Fund through exchanges and additional purchases after such date.  The following categories of investors may continue to open new accounts in the Fund after the close of market on December 21, 2017: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 21, 2017; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 21, 2017. The Fund will not accept any additional purchases or exchanges after the close of market on or about April 20, 2018. The Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.